UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  February 25, 2011

PURE BIOSCIENCE
(Exact name of registrant as specified in its charter)

California	0-21019	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Gillespie Way, El Cajon, California 92020
(Address of principal executive offices)(Zip Code)

(619) 596 8600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Item 5.02(e)   Compensatory Arrangements of Certain Officers.

On February 25, 2011, the Board approved the extension of the expiration date of outstanding options to acquire common stock from April 21, 2011 to April 21, 2016.  The exercise price of $1.65 remains the same.  The common stock underlying the options has not been registered under the Securities Act and are “restricted securities” as defined by Rule 144.  The executive officers and directors whose options have been extended are as follows:

Michael Krall, Chief Executive Officer	Options to acquire 550,000 shares
Andrew Buckland, Chief Financial Officer	Options to acquire 200,000 shares
Donna Singer, Executive Vice President	Options to acquire 500,000 shares
Dennis Atchley, Secretary	Options to acquire 200,000 shares
Gregory Barnhill, Director	Options to acquire 250,000 shares
Dennis Brovarone, Director	Options to acquire 350,000 shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PURE BIOSCIENCE

Dated: March 1, 2011	By:	/s/ Andrew J. Buckland
Andrew J. Buckland
Chief Financial Officer